DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021 vs. Dec 31, 2020		Dec 31, 2021	Dec 31, 2020	2021 vs. 2020
EARNINGS SUMMARY
Interest Income	$2,742	$2,674	$2,589	$2,646	$2,760	($18)	(1%)	$10,651	$11,095	($444)	(4%)
Interest Expense	259	269	290	316	383	(124)	(32%)	1,134	1,865	(731)	(39%)
Net Interest Income	2,483	2,405	2,299	2,330	2,377	106	4%	9,517	9,230	287	3%
Discount/Interchange Revenue	1,042	988	937	766	811	231	28%	3,733	2,879	854	30%
Rewards Cost	697	689	598	525	569	128	22%	2,509	1,946	563	29%
Discount and Interchange Revenue, net	345	299	339	241	242	103	43%	1,224	933	291	31%
Protection Products Revenue	36	43	43	43	45	(9)	(20%)	165	180	(15)	(8%)
Loan Fee Income	131	121	105	107	110	21	19%	464	414	50	12%
Transaction Processing Revenue	60	58	58	51	52	8	15%	227	195	32	16%
Unrealized Gains/ (Losses) on Equity Investments	(139)	(167)	729	—	—	(139)	NM	423	—	423	NM
Realized Gains/ (Losses) on Equity Investments	1	—	—	—	—	1	NM	1	80	(79)	(99%)
Other Income	19	18	6	23	(2)	21	NM	66	56	10	18%
Total Non-Interest Income	453	372	1,280	465	447	6	1%	2,570	1,858	712	38%

Revenue Net of Interest Expense	2,936	2,777	3,579	2,795	2,824	112	4%	12,087	11,088	999	9%

Provision for Credit Losses	263	185	135	(365)	531	(268)	(50%)	218	5,134	(4,916)	(96%)

Employee Compensation and Benefits	499	483	498	506	504	(5)	(1%)	1,986	1,894	92	5%
Marketing and Business Development	271	210	175	154	159	112	70%	810	659	151	23%
Information Processing & Communications	125	121	145	109	198	(73)	(37%)	500	540	(40)	(7%)
Professional Fees	230	198	187	182	192	38	20%	797	717	80	11%
Premises and Equipment	23	23	22	24	30	(7)	(23%)	92	113	(21)	(19%)
Other Expense	164	155	195	106	195	(31)	(16%)	620	596	24	4%
Total Operating Expense	1,312	1,190	1,222	1,081	1,278	34	3%	4,805	4,519	286	6%

Income/ (Loss) Before Income Taxes	1,361	1,402	2,222	2,079	1,015	346	34%	7,064	1,435	5,629	NM
Tax Expense	294	311	524	486	216	78	36%	1,615	294	1,321	NM
Net Income/ (Loss)	$1,067	$1,091	$1,698	$1,593	$799	$268	34%	$5,449	$1,141	$4,308	NM
Net Income/ (Loss) Allocated to Common Stockholders	$1,062	$1,055	$1,688	$1,546	$794	$268	34%	$5,351	$1,104	$4,247	NM

Effective Tax Rate	21.6%	22.2%	23.6%	23.4%	21.3%			22.9%	20.5%

Net Interest Margin	10.81%	10.80%	10.68%	10.75%	10.63%	18	bps	10.76%	10.21%	55	bps
Operating Efficiency	44.7%	42.9%	34.1%	38.7%	45.2%	(50)	bps	39.8%	40.8%	(100)	bps
ROE	32%	33%	54%	56%	30%			43%	11%
ROCE	35%	35%	59%	59%	33%			46%	12%
Capital Returned to Common Stockholders	$895	$940	$649	$232	$119	$776	NM	$2,715	$840	$1,875	NM
Payout Ratio	84%	89%	38%	15%	15%			51%	76%

Ending Common Shares Outstanding	288	295	301	306	307	(19)	(6%)	288	307	(19)	(6%)
Weighted Average Common Shares Outstanding	291	298	304	307	307	(16)	(5%)	300	307	(7)	(2%)
Weighted Average Common Shares Outstanding (fully diluted)	292	298	304	307	307	(15)	(5%)	300	307	(7)	(2%)

PER SHARE STATISTICS
Basic EPS	$3.64	$3.54	$5.56	$5.04	$2.59	$1.05	41%	$17.85	$3.60	$14.25	NM
Diluted EPS	$3.64	$3.54	$5.55	$5.04	$2.59	$1.05	41%	$17.83	$3.60	$14.23	NM
Common Dividends Declared Per Share	$0.50	$0.50	$0.44	$0.44	$0.44	$0.06	14%	$1.88	$1.76	$0.12	7%
Common Stock Price (period end)	$115.56	$122.85	$118.29	$94.99	$90.53	$25.03	28%	$115.56	$90.53	$25.03	28%
Book Value per share	$46.50	$45.00	$43.72	$39.72	$35.50	$11.00	31%	$46.50	$35.50	$11.00	31%
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021 vs. Dec 31, 2020
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$18,236	$20,762	$25,209	$30,106	$25,703	($7,467)	(29%)
Total Loan Receivables	93,684	89,542	87,674	86,347	90,449	3,235	4%
Allowance for Credit Losses	(6,822)	(6,861)	(7,026)	(7,347)	(8,226)	1,404	17%
Net Loan Receivables	86,862	82,681	80,648	79,000	82,223	4,639	6%
Premises and Equipment, net	983	987	986	1,021	1,027	(44)	(4%)
Goodwill and Intangible Assets, net	255	256	256	350	350	(95)	(27%)
Other Assets	3,906	3,858	3,886	3,394	3,586	320	9%
Total Assets	$110,242	$108,544	$110,985	$113,871	$112,889	($2,647)	(2%)

Liabilities & Stockholders' Equity
Certificates of Deposits [1]	$14,391	$14,931	$15,732	$16,681	$18,526	($4,135)	(22%)
Savings, Money Market, and Other Deposits [1,2]	47,548	47,035	46,823	47,420	44,971	2,577	6%
Total Direct to Consumer Deposits [1,2]	61,939	61,966	62,555	64,101	63,497	(1,558)	(2%)
Brokered Deposits and Other Deposits	10,454	10,596	11,921	12,644	13,407	(2,953)	(22%)
Deposits	72,393	72,562	74,476	76,745	76,904	(4,511)	(6%)
Short-term Borrowings	1,250	—	—	—	—	1,250	NM
Securitized Borrowings	9,539	9,064	9,145	10,804	10,840	(1,301)	(12%)
Other Borrowings	9,438	9,452	10,205	10,207	10,401	(963)	(9%)
Borrowings	20,227	18,516	19,350	21,011	21,241	(1,014)	(5%)
Accrued Expenses and Other Liabilities	4,214	4,203	3,988	3,961	3,860	354	9%
Total Liabilities	96,834	95,281	97,814	101,717	102,005	(5,171)	(5%)
Total Equity	13,408	13,263	13,171	12,154	10,884	2,524	23%
Total Liabilities and Stockholders' Equity	$110,242	$108,544	$110,985	$113,871	$112,889	($2,647)	(2%)

LIQUIDITY
Liquidity Portfolio	$14,959	$19,946	$23,201	$28,196	$24,411	($9,452)	(39%)
Private Asset-backed Securitizations	3,500	4,000	4,000	6,000	6,000	(2,500)	(42%)
Federal Home Loan Bank Borrowing Capacity	150	1,341	1,209	1,127	—	150	NM
Federal Reserve Discount Window [3]	34,254	32,719	32,328	32,457	32,930	1,324	4%
Undrawn Credit Facilities [3]	37,904	38,060	37,537	39,584	38,930	(1,026)	(3%)
Total Liquidity	$52,863	$58,006	$60,738	$67,780	$63,341	-$10,478	(17%)

[1] Includes Affinity relationships

[2] Savings, Money Market, and Other Deposits includes checking and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[3] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021 vs. Dec 31, 2020
BALANCE SHEET STATISTICS
Total Common Equity	$12,352	$12,207	$12,115	$11,098	$9,828	$2,524	26%
Total Common Equity/Total Assets	11.2%	11.2%	10.9%	9.7%	8.7%
Total Common Equity/Net Loans	14.2%	14.8%	15.0%	14.0%	12.0%

Tangible Assets	$109,987	$108,288	$110,729	$113,521	$112,539	($2,552)	(2%)
Tangible Common Equity [1]	$12,097	$11,951	$11,859	$10,748	$9,478	$2,619	28%
Tangible Common Equity/Tangible Assets [1]	11.0%	11.0%	10.7%	9.5%	8.4%
Tangible Common Equity/Net Loans [1]	13.9%	14.5%	14.7%	13.6%	11.5%
Tangible Common Equity per share [1]	$41.96	$40.55	$39.37	$35.12	$30.91	$11.05	36%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020
Total Risk Based Capital Ratio	17.6%	18.5%	18.8%	18.0%	16.1%
Tier 1 Risk Based Capital Ratio	15.8%	16.7%	16.9%	16.1%	14.3%
Tier 1 Leverage Ratio	13.9%	13.8%	13.3%	12.2%	10.9%
Common Equity Tier 1 Capital Ratio	14.8%	15.5%	15.7%	14.9%	13.1%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021 vs. Dec 31, 2020
AVERAGE BALANCES
Assets
Cash and Investment Securities	$17,309	$20,623	$26,784	$27,927	$30,245	($12,936)	(43%)
Restricted Cash	1,164	571	897	136	121	1,043	NM
Credit Card Loans	71,865	69,416	67,420	68,723	69,997	1,868	3%
Private Student Loans	10,094	9,932	9,993	10,211	9,952	142	1%
Personal Loans	6,923	6,900	6,884	7,075	7,197	(274)	(4%)
Other Loans	2,213	2,108	1,999	1,896	1,814	399	22%
Total Loans	91,095	88,356	86,296	87,905	88,960	2,135	2%
Total Interest Earning Assets	109,568	109,550	113,977	115,968	119,326	(9,758)	(8%)
Allowance for Credit Losses	(6,847)	(7,020)	(7,342)	(8,214)	(8,222)	1,375	17%
Other Assets	6,379	6,430	5,971	6,165	6,050	329	5%
Total Assets	$109,100	$108,960	$112,606	$113,919	$117,154	($8,054)	(7%)

Liabilities and Stockholders' Equity
Certificates of Deposits [1]	$14,606	$15,373	$16,109	$17,682	$19,032	($4,426)	(23%)
Savings, Money Market, and Other Deposits [1,2]	46,213	45,907	46,020	45,020	43,489	2,724	6%
Interest-bearing Direct to Consumer Deposits [1,2]	60,819	61,280	62,129	62,702	62,521	(1,702)	(3%)
Brokered Deposits and Other Deposits	9,834	10,691	11,915	12,621	13,711	(3,877)	(28%)
Total Interest-bearing Deposits	70,653	71,971	74,044	75,323	76,232	(5,579)	(7%)
Short-term Borrowings	277	6	—	1	3,722	(3,445)	NM
Securitized Borrowings	9,119	8,292	10,305	10,826	10,945	(1,826)	(17%)
Other Long-term Borrowings	9,444	9,550	10,211	10,360	10,409	(965)	(9%)
Total Interest-bearing Liabilities	89,493	89,819	94,560	96,510	101,308	(11,815)	(12%)
Other Liabilities & Stockholders' Equity	19,607	19,141	18,046	17,409	15,846	3,761	24%
Total Liabilities and Stockholders' Equity	$109,100	$108,960	$112,606	$113,919	$117,154	($8,054)	(7%)

AVERAGE YIELD
Assets
Cash and Investment Securities	1.01%	0.95%	0.78%	0.79%	1.14%	(13)	bps
Restricted Cash	0.03%	0.03%	0.02%	0.03%	0.05%	(2)	bps
Credit Card Loans	12.50%	12.53%	12.52%	12.71%	12.65%	(15)	bps
Private Student Loans	7.37%	7.36%	7.41%	7.37%	7.40%	(3)	bps
Personal Loans	12.36%	12.61%	12.76%	12.83%	13.01%	(65)	bps
Other Loans	5.39%	5.41%	5.59%	5.94%	6.02%	(63)	bps
Total Loans	11.75%	11.79%	11.79%	11.96%	11.96%	(21)	bps
Total Interest Earning Assets	9.93%	9.68%	9.11%	9.25%	9.20%	73	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	1.07%	1.19%	1.32%	1.57%	1.80%	(73)	bps
Savings, Money Market, and Other Deposits [1,2]	0.42%	0.42%	0.42%	0.45%	0.57%	(15)	bps
Interest-bearing Direct to Consumer Deposits [1,2]	0.58%	0.61%	0.65%	0.77%	0.94%	(36)	bps
Brokered Deposits and Other Deposits	2.16%	2.28%	2.35%	2.37%	2.38%	(22)	bps
Total Interest-bearing Deposits	0.80%	0.86%	0.92%	1.04%	1.20%	(40)	bps
Short-term Borrowings	0.18%	0.24%	0.11%	0.15%	3.10%	(292)	bps
Securitized Borrowings	1.09%	1.10%	1.01%	1.07%	1.06%	3	bps
Other Long-term Borrowings	3.86%	3.78%	3.66%	3.72%	3.60%	26	bps
Total Interest-bearing Liabilities	1.15%	1.19%	1.23%	1.33%	1.50%	(35)	bps
Net Interest Margin	10.81%	10.80%	10.68%	10.75%	10.63%	18	bps
Net Yield on Interest-earning Assets	8.99%	8.71%	8.09%	8.15%	7.93%	106	bps

[1] Includes Affinity relationships
[2] Excludes checking which is a non-interest bearing deposit product. All non-interest bearing deposits, including checking, are reflected in Other Liabilities & Stockholders’ Equity on the average balance sheet

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021 vs. Dec 31, 2020		Dec 31, 2021	Dec 31, 2020	2021 vs. 2020
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$93,684	$89,542	$87,674	$86,347	$90,449	$3,235	4%	$93,684	$90,449	$3,235	4%
Average Loans [1]	$91,095	$88,356	$86,296	$87,905	$88,960	$2,135	2%	$88,421	$90,403	($1,982)	(2%)

Interest Yield	11.75%	11.79%	11.79%	11.96%	11.96%	(21)	bps	11.82%	11.95%	(13)	bps
Gross Principal Charge-off Rate	2.36%	2.50%	3.20%	3.45%	3.17%	(81)	bps	2.87%	3.85%	(98)	bps
Net Principal Charge-off Rate	1.37%	1.46%	2.12%	2.48%	2.38%	(101)	bps	1.84%	3.03%	(119)	bps
Delinquency Rate (30 or more days)	1.55%	1.40%	1.34%	1.67%	1.89%	(34)	bps
Delinquency Rate (90 or more days)	0.66%	0.58%	0.63%	0.85%	0.88%	(22)	bps
Gross Principal Charge-off Dollars	$543	$556	$688	$747	$709	($166)	(23%)	$2,534	$3,476	($942)	(27%)
Net Principal Charge-off Dollars	$313	$325	$456	$537	$531	($218)	(41%)	$1,631	$2,735	($1,104)	(40%)
Net Interest and Fee Charge-off Dollars	$70	$72	$101	$118	$113	($43)	(38%)	$361	$601	($240)	(40%)
Loans Delinquent 30 or more days	$1,451	$1,258	$1,172	$1,438	$1,705	($254)	(15%)
Loans Delinquent 90 or more days	$618	$522	$550	$732	$795	($177)	(22%)

Allowance for Credit Losses (period end)	$6,822	$6,861	$7,026	$7,347	$8,226	($1,404)	(17%)	$6,822	$8,226	($1,404)	(17%)
Reserve Change Build/ (Release) [2,3]	($39)	($165)	($321)	($879)	$—	($39)		($1,404)	$2,382	($3,786)
Reserve Rate	7.28%	7.66%	8.01%	8.51%	9.09%	(181)	bps	7.28%	9.09%	(181)	bps

CREDIT CARD LOANS
Ending Loans	$74,369	$70,320	$68,886	$67,304	$71,472	$2,897	4%	$74,369	$71,472	$2,897	4%
Average Loans	$71,865	$69,416	$67,420	$68,723	$69,997	$1,868	3%	$69,365	$71,447	($2,082)	(3%)

Interest Yield	12.50%	12.53%	12.52%	12.71%	12.65%	(15)	bps	12.57%	12.58%	(1)	bps
Gross Principal Charge-off Rate	2.63%	2.83%	3.69%	3.91%	3.53%	(90)	bps	3.25%	4.34%	(109)	bps
Net Principal Charge-off Rate	1.50%	1.65%	2.45%	2.80%	2.63%	(113)	bps	2.09%	3.41%	(132)	bps
Delinquency Rate (30 or more days)	1.66%	1.48%	1.43%	1.85%	2.07%	(41)	bps	1.66%	2.07%	(41)	bps
Delinquency Rate (90 or more days)	0.76%	0.66%	0.73%	1.01%	1.03%	(27)	bps	0.76%	1.03%	(27)	bps
Gross Principal Charge-off Dollars	$477	$495	$620	$663	$621	($144)	(23%)	$2,255	$3,101	($846)	(27%)
Net Principal Charge-off Dollars	$272	$289	$412	$474	$463	($191)	(41%)	$1,447	$2,438	($991)	(41%)
Loans Delinquent 30 or more days	$1,232	$1,040	$983	$1,245	$1,478	($246)	(17%)	$1,232	$1,478	($246)	(17%)
Loans Delinquent 90 or more days	$562	$467	$504	$680	$739	($177)	(24%)	$562	$739	($177)	(24%)

Allowance for Credit Losses (period end)	$5,273	$5,298	$5,409	$5,640	$6,491	($1,218)	(19%)	$5,273	$6,491	($1,218)	(19%)
Reserve Change Build/ (Release) [2]	($25)	($111)	($231)	($851)	$—	($25)		($1,218)	$1,941	($3,159)
Reserve Rate	7.09%	7.54%	7.85%	8.38%	9.08%	(199)	bps	7.09%	9.08%	(199)	bps
Total Discover Card Volume	$53,983	$50,389	$48,049	$40,334	$43,581	$10,402	24%	$192,755	$153,943	$38,812	25%
Discover Card Sales Volume	$51,308	$47,613	$45,460	$37,744	$40,957	$10,351	25%	$182,125	$142,800	$39,325	28%
Rewards Rate	1.35%	1.44%	1.31%	1.38%	1.38%	(3)	bps	1.37%	1.35%	2	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes January 1, 2020 CECL day one impact
[3] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021 vs. Dec 31, 2020		Dec 31, 2021	Dec 31, 2020	2021 vs. 2020
PRIVATE STUDENT LOANS
Organic Student Loans	$9,367	$9,391	$9,021	$9,254	$8,989	$378	4%	$9,367	$8,989	$378	4%
Purchased Student Loans	746	793	843	899	965	(219)	(23%)	746	965	(219)	(23%)
Total Private Student Loans	$10,113	$10,184	$9,864	$10,153	$9,954	$159	2%	$10,113	$9,954	$159	2%

Interest Yield	7.37%	7.36%	7.41%	7.37%	7.40%	(3)	bps	7.38%	7.63%	(25)	bps
Net Principal Charge-off Rate [1]	0.80%	0.68%	0.53%	0.53%	0.71%	9	bps	0.63%	0.65%	(2)	bps
Delinquency Rate (30 or more days)	1.55%	1.55%	1.34%	1.20%	1.39%	16	bps	1.55%	1.39%	16	bps

Reserve Rate	8.33%	8.41%	8.39%	8.49%	8.43%	(10)	bps	8.33%	8.43%	(10)	bps

PERSONAL LOANS
Ending Loans	$6,936	$6,890	$6,865	$6,961	$7,177	($241)	(3%)	$6,936	$7,177	($241)	(3%)

Interest Yield	12.36%	12.61%	12.76%	12.83%	13.01%	(65)	bps	12.64%	12.93%	(29)	bps
Net Principal Charge-off Rate	1.21%	1.11%	1.80%	2.80%	2.79%	(158)	bps	1.73%	3.13%	(140)	bps
Delinquency Rate (30 or more days)	0.69%	0.71%	0.69%	0.84%	1.08%	(39)	bps	0.69%	1.08%	(39)	bps

Reserve Rate	9.54%	9.61%	10.85%	11.55%	11.94%	(240)	bps	9.54%	11.94%	(240)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Dec 31, 2021 vs. Dec 31, 2020		Dec 31, 2021	Dec 31, 2020	2021 vs. 2020
DIGITAL BANKING
Interest Income	$2,742	$2,674	$2,589	$2,646	$2,760	($18)	(1%)	$10,651	$11,095	($444)	(4%)
Interest Expense	259	269	290	316	383	(124)	(32%)	1,134	1,865	(731)	(39%)
Net Interest Income	2,483	2,405	2,299	2,330	2,377	106	4%	9,517	9,230	287	3%
Non-Interest Income	497	447	458	379	368	129	35%	1,781	1,459	322	22%
Revenue Net of Interest Expense	2,980	2,852	2,757	2,709	2,745	235	9%	11,298	10,689	609	6%
Provision for Credit Losses	263	185	135	(365)	531	(268)	(50%)	218	5,134	(4,916)	(96%)
Total Operating Expense	1,259	1,151	1,092	1,047	1,223	36	3%	4,549	4,292	257	6%
Income/ (Loss) Before Income Taxes	$1,458	$1,516	$1,530	$2,027	$991	$467	47%	$6,531	$1,263	$5,268	NM

Net Interest Margin	10.81%	10.80%	10.68%	10.75%	10.63%	18	bps	10.76%	10.21%	55	bps
Pretax Return on Loan Receivables	6.35%	6.81%	7.11%	9.36%	4.44%	191	bps	7.39%	1.4%	599	bps

Allowance for Credit Losses (period end)	$6,822	$6,861	$7,026	$7,347	$8,226	($1,404)	(17%)	$6,822	$8,226	($1,404)	(17%)
Reserve Change Build/ (Release) [1]	($39)	($165)	($321)	($879)	$—	($39)		($1,404)	$2,382	($3,786)

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Non-Interest Income/ (Loss)	(44)	(75)	822	86	79	(123)	(156%)	789	399	390	98%
Revenue Net of Interest Expense	(44)	(75)	822	86	79	(123)	(156%)	789	399	390	98%
Provision for Credit Losses	—	—	—	—	—	—	NM	—	—	—	NM
Total Operating Expense	53	39	130	34	55	(2)	(4%)	256	227	29	13%
Income/ (Loss) Before Income Taxes	($97)	($114)	$692	$52	$24	($121)	NM	$533	$172	$361	NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	914	868	799	678	735	179	24%	3,259	2,624	635	24%
PULSE Network	1,508	1,415	1,399	1,310	1,286	222	17%	5,632	4,954	678	14%
Total	2,422	2,283	2,198	1,988	2,021	401	20%	8,891	7,578	1,313	17%

NETWORK VOLUME
PULSE Network	$64,787	$59,872	$62,855	$60,399	$55,055	$9,732	18%	$247,913	$212,081	$35,832	17%
Network Partners	11,233	10,377	9,468	9,629	8,740	2,493	29%	40,707	31,917	8,790	28%
Diners Club International [2]	7,367	6,547	6,126	5,897	6,321	1,046	17%	25,937	24,236	1,701	7%
Total Payment Services	83,387	76,796	78,449	75,925	70,116	13,271	19%	314,557	268,234	46,323	17%
Discover Network - Proprietary	53,197	49,360	47,201	39,202	42,526	10,671	25%	188,960	148,754	40,206	27%
Total	$136,584	$126,156	$125,650	$115,127	$112,642	$23,942	21%	$503,517	$416,988	$86,529	21%

[1] Excludes January 1, 2020 CECL day one impact
[2] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020
GAAP Total Common Equity	$12,352	$12,207	$12,115	$11,098	$9,828
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	(1)	(1)	(95)	(95)
Tangible Common Equity [1]	$12,097	$11,951	$11,859	$10,748	$9,478

GAAP Book Value Per Share	$46.50	$45.00	$43.72	$39.72	$35.50
Less: Goodwill	(0.88)	(0.87)	(0.84)	(0.84)	(0.84)
Less: Intangibles	0.00	0.00	0.00	(0.31)	(0.31)
Less: Preferred Stock	(3.66)	(3.58)	(3.51)	(3.45)	(3.44)
Tangible Common Equity Per Share	$41.96	$40.55	$39.37	$35.12	$30.91

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms